Fair Value Option	12 Months Ended
Sep. 30, 2011
Fair Value Option/Fair Value Measurements [Abstract]
FAIR VALUE OPTION

(22) FAIR VALUE OPTION

On October 1, 2008, the Company elected to measure loans held for sale at fair value. This portfolio is made up entirely of mortgage loans held for immediate sale with servicing released. Such loans are sold prior to origination at a contracted price to outside investors on a best-efforts basis (i.e., the loan becomes mandatorily deliverable to the investor only when, and if, it closes) and remain on the Company’s balance sheet for a very short period of time, typically less than one month. It is management’s opinion, given the short-term nature of these loans, that fair value provides a reasonable measure of the economic value of these assets. In addition, carrying such loans at fair value eliminates some measure of volatility created by the timing of sales proceeds from outside investors, which typically occur in the month following origination.

The Company elected the fair value option for the following item (in thousands):

	Balance Sheet Prior to Adoption October 1, 2008	Gain Upon Adoption	Balance Sheet After Adoption October 1, 2008
Loans held for sale	$64,030	1,058	65,088

Pre-tax cumulative effect of adoption		$1,058
Decrease in deferred tax asset		(408)

Cumulative effect of adoption		$650

The difference between the aggregate fair value and the aggregate unpaid principal balance of these loans was $2.5 million and $5.0 million at September 30, 2011 and 2010, respectively. Interest income on loans held for sale is included in interest on loans receivable in the accompanying statements of income.